SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report(Date of earliest event reported):   April 23, 1997



                       The Stanley Works
           (Exact name of registrant as specified in charter)


  Connecticut            1-5224            06-058860
(State or other       (Commission       (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053

(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
(Former name or former address, if changed since last report)










     Item 5.   Other Events.


           1.  On April 23, 1997, the Board of Directors of the
Registrant designated the following as its Executive Officers:

          Name                          Position
          John M. Trani       Chairman and Chief Executive
                              Officer
          Barbara W. Bennett Vice President, Human Resources James B. Gustafson Vice President, Information
                              Technology
          R. Alan Hunter      President and Chief Operating
                              Officer
          Thomas E. Mahoney    President, Americas Consumer Sales
          Paul W. Russo       Vice President, Strategy and
                              Development
          John E. Turpin      Vice President, Operational
                              Excellence
          Stephen S. Weddle   Vice President, General Counsel and
                              Secretary
          Theresa F. Yerkes   Vice President and Controller








































                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                              THE STANLEY WORKS



                              By:    Stephen S. Weddle
                              Name:  Stephen S. Weddle
                              Title: Vice President, General
                                        Counsel and Secretary



Date: April 23, 1997